                                                                 EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Lawyers; Accountants" and to the use of our report dated February 26, 1999 with respect to the balance sheet of IDS Futures Corporation included in Post-Effective Amendment No. 5 to the Registration Statement (Form S-1 No. 33-86894) and related Prospectus of IDS Managed Futures, L.P. for the registration of $28,000,000 of limited partnership interests.

                                      /s/  Ernst & Young LLP

March 22, 1999
Minneapolis, Minnesota